UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 31, 2023

Date of Report (Date of earliest event reported)

The Chosen, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56519	82-3246222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 S 2600 W, Suite 5 Hurricane, Utah	84737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 435-767-1338

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(g) of the Act:

Series B Common Stock

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2023, The Chosen, Inc. (the “Company”) entered into that certain Second Amendment to Contribution Funding and Production Agreement with Come and See Foundation, Inc. (“CAS”) (the “Second Amendment”), which amended certain terms of (i) that certain Contribution Funding and Production Agreement, dated as of November 29, 2022, as amended by that certain First Amendment to Contribution Funding and Production Agreement, dated December 19, 2022, by and between the Company and CAS (together, the “Contribution and Production Funding Agreement”) and (ii) that certain License Agreement, dated as of November 29, 2022, by and between the Company and CAS, and any agreements delivered in connection therewith.

The Second Amendment, among other things, sets forth (1) certain payment terms as agreed between the Company and CAS, including, but not limited to, the interest on, and repayment obligations with respect to, amounts funded by CAS to the Company pursuant to the Contribution and Production Funding Agreement, (2) the payment terms for CAS’ non-profit rights in the television series, The Chosen (the “Series”),  (3) cooperative terms with respect to certain tax matters, (4) a discontinuation of the right of CAS to receive a royalty from the Company with respect to certain commercial revenue generated by the Series, (5) a modification of certain defined liquidity events that would require a payment from the Company to CAS and (6) procedures to clarify the obligations of either party owed to the other on a go-forward basis with respect to producing, delivering and financing the Series.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Contribution Funding and Production Agreement, dated October 31, 2023, by and between The Chosen, Inc. and Come and See Foundation, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish a copy of any redacted information and/or omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2023	THE CHOSEN, INC.

	By:	/s/ JD Larsen
	Name:	JD Larsen
	Title:	Chief Financial Officer